Rule 497(k)
File No. 333-146827

Summary Prospectus

Innovator Hedged TSLA Strategy ETF

(Cboe BZX — TSLH)

February 27, 2024

Innovator Hedged TSLA Strategy ETF (the “Fund”) is a series of Innovator ETFs Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”). Market prices may differ to some degree from the net asset value of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value only in large blocks of Shares called “creation units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.innovatoretfs.com/etf/?ticker=tslh. You can also get this information at no cost by calling (800) 208-5212, sending an email request to info@innovatoretfs.com or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 27, 2024, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Hedged TSLA Strategy ETF

Investment Objective

The Fund seeks to participate in the price return of the common stock of Tesla, Inc., subject to a limit on investment gains (prior to taking into account management fees and other fees) and seeks to provide a level of protection against significant declines in the price return of the common stock of Tesla, Inc. (prior to taking into account management fees and other fees).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide risk-managed investment exposure to the common share price of Tesla, Inc. (NASDAQ: TSLA) (“TSLA”) through an active hedging strategy. The Fund seeks to achieve its investment objective by investing the Fund’s net assets (including borrowings for investment purposes) in options contracts that reference TSLA (the “Options Portfolio”) and in U.S. Treasury Bills (the “Treasury Portfolio”). The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). As discussed in greater detail below, the Fund seeks to provide investment exposure to the price performance experienced by TSLA while seeking to limit significant losses against decreases in the price of TSLA (the “Floor”). There is no guarantee the Fund will be successful in implementing this strategy. The Fund does not invest directly in TSLA.

Hedged TSLA Investment Strategy

The Fund will seek to participate in the price return of TSLA, subject to a limit on investment gains (prior to taking into account management fees and other fees) and will seek to provide the Floor against TSLA losses, up to a limit (prior to taking into account management fees and other fees) through the Sub-Adviser’s investments in the Options Portfolio and Treasury Portfolio. There is no guarantee that the Sub-Adviser will be successful in its attempt to provide the Floor and protect against significant TSLA losses. The maximum gain potential and Floor that the Fund seeks to provide are prior to taking into account annual Fund management fees, transaction fees and any extraordinary expenses incurred by the Fund. These expenses will have the effect of reducing the maximum gain potential amount and the Floor experienced by shareholders. Shareholders in the Fund are not entitled to receive dividends, if any, that may be payable on TSLA. An investor’s possible return profile will also depend on the time at which such investor purchases and sells Shares of the Fund. If an investor purchases shares of the Fund after the then-current Options Portfolio was initially executed, the return profile available to that investor will be impacted by changes in the price of TSLA, changes in the value of the U.S. Treasury Bills, and the corresponding movements in the Fund’s NAV (see “– Options Portfolio” and “– Treasury Portfolio” below).

The Sub-Adviser intends to pursue the Fund’s investment objective through the combination of investments in a Treasury Portfolio comprised of U.S. Treasury Bills and an Options Portfolio comprised of FLexible EXchange® Options (“FLEX Options”) that reference TSLA with approximately three-month expiration dates. An option contract gives the purchaser of the option, in exchange for the premium paid, the right to purchase (for a call option) or sell (for a put option) the underlying asset at a specified price (the “strike price”) on a specified date (the “expiration date”). The Options Portfolio will consist of a “call option spread” strategy via the purchase and sale of call FLEX Options that reference TSLA with rotating expiration dates of approximately three months. The Fund’s Treasury Portfolio will seek to provide the Floor against TSLA losses by preserving the Fund’s capital in the event the Options Portfolio expires worthless. The Floor is provided based on the Fund’s NAV and will be in effect throughout the duration of the Fund’s FLEX Options (as described below). The percentage of protection provided by the Floor, which is not guaranteed, is based on the Fund’s NAV on the day the Fund executes its FLEX Options contracts, and the Floor will fluctuate based on changes in the value of the underlying U.S. Treasury Bills, as described below. Please note that the initial duration of the FLEX Options in the Options

Portfolio and the related Treasuries Portfolio will be approximately two months due to the timing of launching the Fund. For all periods after this initial period, the Options Portfolio will use FLEX Options with a duration of approximately three months.

Hedged TSLA Investment Strategy – Principal Holdings

Portfolio Investment	Investment Terms	Portfolio Investment Percentage*	Target Portfolio Maturity
Treasury Portfolio	Multiple series of U.S. Treasury Bills supported by full faith and credit of the U.S. government	90% of portfolio at the time of investment	3 month maturities
Purchased Call Option Contracts on TSLA	“in-the-money” (i.e., the strike price is less than the current TSLA market price) call FLEX Options at approximately 90% of TSLA price at time of investment	10% of portfolio at the time of investment	3 month expiration dates
Sold Call Option Contracts on TSLA	“out-of-the money” (i.e., the strike price is more than the current TSLA market price) FLEX Options used to partially fund purchased call option contract		3 month expiration dates

*           The portfolio percentages indicate the targeted portfolio investment amounts at the time of investment. The percentage investments may be greater or lesser than the stated amounts at the time of investment and will fluctuate throughout the holding period. See “Options Portfolio” and “Treasury Portfolio” below.

The Sub-Adviser seeks to provide investment exposure to the price performance experienced by TSLA through the Options Portfolio while seeking to limit losses against significant decreases in the price of TSLA through the Floor which is provided by the Fund’s Treasury Portfolio. The Sub-Adviser seeks to specifically select the strike price for each FLEX Option contract in the Options Portfolio such that if the FLEX Options were exercised on the expiration date (the final day of the option term set at approximately three months), the Fund’s portfolio would experience the price return of TSLA subject to a maximum gain on the price performance of TSLA over the duration of the options contract and would be protected from losses to the extent of the value of the Treasury Portfolio.

•    The Fund’s purchased call FLEX Options provide the Fund exposure to the price return of TSLA (gains and losses) starting at 90% of the then-current share price of TSLA. The Options Portfolio, through these purchased call FLEX Options, seeks to provide investment returns that match the performance of the share price of TSLA;

•    The Fund sells the call FLEX Options to help pay the premium of the purchased call FLEX Options that allow the Fund’s participation in TSLA’s price performance. The Fund’s sold FLEX Options effectively sell the Fund’s ability to participate in increases in the share price of TSLA beyond the strike price of the sold call FLEX Options over the duration of the Options Portfolio and sets a limit on TSLA price performance gains for the duration of the FLEX Options contracts. The strike price for the sold call FLEX Options is dependent upon prevailing market conditions at the times the Fund originally enters into the FLEX Options contracts; and

•    The Fund purchases multiple series of U.S. Treasury Bills with weighted average maturities of approximately three-months to provide the sought-after protection of the Floor. In the event that TSLA decreases in value by approximately more than 10% over the duration of the option contracts, the Fund’s purchased call FLEX Options and the sold call FLEX Options would expire worthless and the Fund’s value would be comprised of the Treasury Portfolio. The Treasury Portfolio is intended to provide the Floor and protect against significant decreases in the price of TSLA. There is no guarantee that the Treasury Portfolio will retain value to provide the level of portfolio protection sought by the Fund. The value of the Treasury Portfolio may increase (providing a higher Floor and therefore more protection to shareholders) or decrease (providing a lower Floor and therefore less protection to shareholders).

While the Sub-Adviser will seek three-month rotating portfolio holdings in the Options Portfolio and the Treasury Portfolio, the duration of each may not be precisely three-months as a result of market conditions at the time of purchase. In addition, the percentage of the Treasury Portfolio and the Options Portfolio that is established at the time of purchase may be greater than or less than the sought-after 90% and 10% of the Fund’s net assets, respectively, due to market conditions at the time of executing the Fund’s Options Portfolio. While the Sub-Adviser will target a Treasury Portfolio with a value of 90% of the Fund’s net assets at the time of entering into the FLEX Options, the value of the Treasury Portfolio will also increase and decrease due to market conditions over the duration of the anticipated three-month holding period.

Options Portfolio

FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. The Fund holds FLEX Options that reference TSLA, which gives the Fund the right to receive or deliver shares of TSLA on the expiration date of the option contract at the stated strike price, depending on whether the option contract is a put or call option and whether the Fund purchases or sells the option. The Fund’s FLEX Options are cash-settled. Cash-settled option contracts give the Fund the right to receive the cash value of TSLA’s share price (for purchased call options) or the obligation to deliver the cash value of TSLA’s share price (for sold call options). The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the expiration date. The value of the FLEX Options does not increase or decrease at the same level of TSLA’s share price on a day-to-day basis (although they generally move in the same direction). However, as a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of TSLA.

The Fund’s NAV is dependent on the value of the FLEX Options, which is based principally upon the price of TSLA and the time remaining until the expiration date of the FLEX Options, and the value of the Treasury Portfolio. As the price of TSLA changes and time moves towards the expiration date of the Fund’s FLEX Options, the value of the FLEX Options, and therefore the Fund’s NAV, will change. The Sub-Adviser anticipates the Fund’s NAV will move in the same direction as the price movements of TSLA. However, there is no guarantee that the Fund’s NAV will move in the same direction as the price movements of TSLA and it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns experienced by TSLA. A component of an option’s value is the number of days remaining until its expiration date. Therefore, while changes in the price of TSLA will result in changes to the Fund’s NAV, the Sub-Adviser generally anticipates that the rate of change in the Fund’s NAV will be less than that experienced by TSLA until the expiration date of the FLEX Options. The Options Portfolio is designed to provide upside participation in the price return of TSLA, subject to a maximum gain potential, at the time the FLEX Option contracts expire.

The potential upside offered by the Fund by virtue of the Options Portfolio is limited, and such limit may vary widely from quarter to quarter. The limits to the upside performance of TSLA are dependent upon prevailing market conditions at the time the Fund enters into the option contracts and could fluctuate from one period to the next. In addition, the degree to which a shareholder may benefit from the upside exposure to TSLA obtained through the Options Portfolio will depend on the time at which the investor purchases Shares of the Fund, the price movements of TSLA, and changes in the value of the Fund’s Treasury Portfolio, as described below. At any given time after Sub-Adviser resets the Options Portfolio there may be limited upside potential due to the subsequent price performance of TSLA (and therefore, the value of the FLEX Options). If the price of TSLA is near or has exceeded the strike prices of the Fund’s Options Portfolio, such investor may have little to no upside potential remaining until the expiration of the FLEX Options and would still remain vulnerable to significant downside risk before the sought-after protection from the Floor began.

Treasury Portfolio

Through the Options Portfolio, the Fund may experience losses experienced by TSLA. However, the Fund will seek to provide the Floor through the Fund’s Treasury Portfolio. The Fund seeks to implement an investment strategy that provides the Floor and protects against significant declines in the price of TSLA, such that losses will be limited to the amount of the Options Portfolio and declines, if any, in the performance of the Fund’s U.S. Treasury Bills over each successive period of approximately three months. The Fund intends to re-initiate new U.S. Treasury Bill positions at approximately 90% of the Fund’s portfolio at intervals of approximately three-months in parallel with the quarterly resetting of the Options Portfolio thereby re-establishing the Floor. As the value of the Fund’s FLEX Options fluctuate, the percentage of the overall Fund portfolio value represented by the Treasury Portfolio will also fluctuate. Additionally, as the value of the Fund’s U.S. Treasury Bill investments themselves fluctuate, the level of the sought-after Floor will fluctuate. There is no guarantee that the value of the Fund’s U.S. Treasury Bills will remain constant, and the value of the U.S. Treasury Bills could decrease. To the extent the Fund’s U.S. Treasury Bill positions lose value, the level of sought-after protection provided by the Floor will decrease, and an investor could experience significant losses on its investment, including the loss of its entire investment. Additionally, depending on when an investor buys shares of the Fund, the level of sought-after protection against price decreases of TSLA provided by the Floor may be less than 10%.

The Fund’s portfolio managers do not intend to maintain, throughout the approximately three-month duration of each Options Portfolio, a set allocation of the portfolio and therefore do not intend to add or subtract the net gains or losses derived from the Options Portfolio from the Treasury Portfolio. Additional funds utilized for investment into the Fund will be invested proportionally to the Fund’s Treasury Portfolio and Options Portfolio at the time of investment until the expiration date of Options Portfolio held by the Fund.

Tesla, Inc.

Tesla, Inc. designs, develops, manufactures, sells and leases high-performance fully electric vehicles and energy operation and storage systems, and offers services related to its sustainable energy products. Tesla, Inc. operates two segments: (i) automotive and (ii) energy generation and storage. The automotive segment includes the design, development, manufacturing, sales and leasing of electric vehicles as well as sales of automotive regulatory credits. The energy generation and storage segment includes the design, manufacture, installation, sales and leasing of solar energy generation and energy storage products and related services and sales of solar energy systems incentives. Tesla, Inc. is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by Tesla, Inc. pursuant to the Exchange Act can be located by reference to the SEC file number 001-34756 through the SEC’s website at www.sec.gov. In addition, information regarding Tesla, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

Neither the Trust, Innovator, Milliman or its respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding Tesla, Inc. is accurate or complete.

This document relates only to the securities offered hereby and does not relate to TSLA or other securities of Tesla, Inc. The Fund has derived all disclosures contained in this document regarding Tesla, Inc. from publicly available documents. In connection with the offering of the Shares, neither the Fund, Innovator, Milliman or its respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the accuracy or adequacy of such publicly available information of Tesla, Inc. Neither the Fund, Innovator, Milliman or its respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding Tesla, Inc, is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of this Prospectus (including events that would affect the accuracy or completeness of the publicly available documents of Tesla, Inc.) that would affect the trading price of TSLA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Tesla, Inc. could affect the value of the Shares. Neither the Fund, Innovator, Milliman or its respective affiliates makes any representation to investors or potential investors as to the performance of TSLA.

As a result of its investment strategies, the Fund will have economic exposure that is concentrated in the industry assigned to TSLA (i.e., hold 25% or more of its assets in investments that provide exposure to the industry assigned to TSLA). As of the date of this prospectus, TSLA is assigned to the automotive industry. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Hedged TSLA Strategy Risk.    The Fund employs an active hedging strategy that seeks to provide risk-managed investment exposure to TSLA. In doing so, there is no guarantee that the Fund will be successful in its strategy to provide protection against TSLA losses through the implementation of the Floor. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. In order to provide the upside exposure to the price return of TSLA, the Fund’s strategy is subject to maximum gains equal to the strike price of the Fund’s sold call options. The limits to the upside performance of TSLA are dependent upon prevailing market conditions at the time the Fund enters into the option contracts and could fluctuate from one period to the next. In the event an investor purchases Shares after the date on which the Fund implements the call spread strategy and the TSLA share price has risen in value to a level near the strike price, there may be little or no ability for such investor to experience an investment gain in Fund Shares until the Fund’s Options Portfolio is rebalanced. An investor may also realize different returns than TSLA if such investor does not stay invested in the Fund for the entirety of the three-month period of the Fund’s options contracts. Finally, an investor may also receive less than the sought-after protection provided by the Floor if the Treasury Portfolio loses value.

Floor Risk.    There can be no guarantee that the Fund will be successful in implementing its strategy to provide the Floor against significant losses in the share price of TSLA. The Floor is provided by virtue of the value of the Treasury Portfolio, so that if the Options Portfolio expires worthless the Fund’s value would be comprised of the Treasury Portfolio. To the extent the Treasury Portfolio declines in value, a shareholder would receive less portfolio protection. A shareholder may lose their entire investment. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.

FLEX Options Risk.    The Fund expects to utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s net asset value (“NAV”) and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among others, changes in TSLA’s share price, changes in interest rates, changes in the actual and implied volatility of TSLA and the remaining time to until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as TSLA’s share price on a day-to-day basis (although they generally move in the same direction). However, as a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of TSLA, although this is not guaranteed.

Options Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political and economic events. There may at times be an imperfect correlation between the movement in values of the Fund’s option contracts and TSLA, and there may at times not be a liquid secondary market for certain option contracts. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes.

Indirect Investment in TSLA Risk.    Tesla, Inc. is not affiliated with the Trust, Innovator, Milliman or its respective affiliates and is not involved with this offering in any way, and has no obligation to consider your Shares in taking any corporate actions that might affect the value of Shares. Innovator has not made any due diligence inquiry with respect to the publicly available information of Tesla, Inc. in connection with this offering. Investors in the Shares will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the underlying stock.

TSLA Trading Risk.    The trading price of TSLA has been highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general, and the market for technology companies in particular, has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of those companies. In particular, a large proportion of TSLA has been and may continue to be traded by short sellers which may put pressure on the supply and demand for the common stock of Tesla, Inc., further influencing volatility in its market price. Public perception and other factors outside of the control of Tesla, Inc. may additionally impact TSLA’s stock price due to Tesla Inc. garnering a disproportionate degree of public attention, regardless of actual operating performance. In addition, in the past, following periods of volatility in the overall market and the market price of a particular company’s securities, securities class action litigation has often been instituted against companies such as these. Moreover, stockholder litigation like this has been filed against Tesla, Inc. in the past. While Tesla, Inc. continues to defend such actions, any judgment against Tesla, Inc., or any future stockholder litigation could result in substantial costs and a diversion of the management of Tesla, Inc.’s attention and resources. In addition to the foregoing, if trading in TSLA is halted the Fund’s FLEX Options that reference TSLA will be similarly impacted. If TSLA trading is halted, trading in Shares of the Fund may be impacted, either temporarily of indefinitely.

Tesla, Inc. Performance Risk.    Tesla, Inc. may fail to meet its publicly announced guidelines or other expectations about its business, which could cause the price of TSLA to decline. Tesla, Inc. provides guidance regarding its expected financial and business performance, such as projections regarding sales and production, as well as anticipated future revenues, gross margins, profitability and cash flows. Correctly identifying key factors affecting business conditions and predicting future events is inherently an uncertain process, and the guidance Tesla, Inc. provides may not ultimately be accurate and has in the past been inaccurate in certain respects, such as the timing of new product manufacturing ramps. The guidance is based on certain assumptions such as those relating to global and local economic conditions, anticipated production and sales volumes (which generally are not linear throughout a given period), average sales prices, supplier and commodity costs, and planned cost reductions. If Tesla, Inc.’s guidance is not accurate or varies from actual results due to its inability to meet the assumptions or the impact on its financial performance that could occur as a result of various risks and uncertainties, the market value of common stock issued by Tesla, Inc. could decline significantly.

Electric Vehicles Risk.    The future growth and success of Tesla, Inc. are dependent upon consumers’ demand for electric vehicles, and specifically, its vehicles in an automotive industry that is generally competitive, cyclical and volatile. If the market for electric vehicles in general and Tesla, Inc. vehicles in particular does not develop as Tesla, Inc. expects, develops more slowly than it expects, or if demand for its vehicles decreases in its markets or its vehicles compete with each other, the business, prospects, financial condition and operating results of Tesla, Inc. may be harmed. Tesla, Inc. is still at an earlier stage of development and have limited resources and production relative to established competitors that offer internal combustion engine vehicles. In addition, electric vehicles still comprise a small percentage of overall vehicle sales. As a result, the market for Tesla, Inc. vehicles could be negatively affected by numerous factors, such as: (i) perceptions about electric vehicle features, quality, safety, performance and cost; (ii) perceptions about the limited range over which electric vehicles may be driven on a single battery charge, and access to charging facilities; (iii) competition, including from other types of alternative fuel vehicles, plug-in hybrid electric vehicles and high fuel-economy internal combustion engine vehicles; (iv) volatility in the cost of oil and gasoline, such as wide fluctuations in crude oil prices; (v) government regulations and economic incentives; and (vi) concerns about the future viability of Tesla, Inc. Finally, the target demographics for Tesla, Inc. vehicles are highly competitive. Sales of vehicles in the automotive industry tend to be cyclical in many markets, which may expose Tesla, Inc. to further volatility.

Automotive Companies Risk.    The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations, fluctuating component prices and supplier disruptions. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

Concentration Risk.    The Fund will have economic exposure that is concentrated in the industry assigned to TSLA (i.e., hold 25% or more of its assets in investments that provide exposure to the industry assigned to TSLA). As of the date of this prospectus, TSLA is assigned to the automotive industry. The Fund’s performance is susceptible to adverse events impacting such industry, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Rolling Risk.    The Fund’s investment strategy is subject to risks related to rolling of the Fund’s option contracts. Because the frequency with which the Fund expects to roll option contracts may be greater than the impact would be if the Fund experienced less portfolio turnover. The price of option contracts further from expiration may be higher, which can impact Fund returns.

U.S. Treasury Security Risk.    A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury Securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline. U.S. Treasury securities are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. Treasury securities are guaranteed only as to the timely payment of interest and payment of principal when held to maturity.

Interest Rate Risk.    Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. Prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of TSLA. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of TSLA, among others.

Trading Halt Risk.    Although shares of Tesla, Inc. are listed for trading on an exchange, there can be no assurance that an active trading market for such shares or FLEX Options that reference such shares will be available at all times and the exchange may halt trading of TSLA under certain circumstances. A halt in trading of TSLA may, in turn, result in a halt in the trading of the FLEX Options that reference TSLA and the Fund’s Shares. Trading in TSLA and/or the Fund’s Shares may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in TSLA or the Fund’s Shares inadvisable. In addition, trading in TSLA and/or the Fund’s Shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. In the event of a trading halt for an extended period of time, the Fund may be unable to implement the Fund’s investment strategy. Further, if the Fund receives orders for the issuance of Creation Units during the pendency of a trading halt on TSLA, the Fund anticipates that it will use the proceeds for such orders in additional cash or cash equivalent investments, which would temporarily prevent the Fund from fully implementing its investment strategy.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform TSLA in market environments wherein the price of TSLA is increasing. The underperformance may be a result of management risk or the implementation of the Fund’s hedging strategy.

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options and/or listed option contracts.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund subject to the oversight of the Adviser, but there can be no guarantee that the Fund will meet its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, the implementation of the Options Portfolio, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Tax Risk.    The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of two broad-based market indices: the NASDAQ-100 Total Return Index and the NASDAQ-100 Price Index. Both indices have the same constituents in the same weights. However, the NASDAQ-100 Total Return Index assumes that any dividends paid out by index constituents have been reinvested in the index and the NASDAQ-100 Price Return Index, which measures only the price movements of index constituents, does not. Although the Outcomes the Fund seeks to provide are based upon the price performance of the Underlying ETF, the returns of the NASDAQ-100 Total Return Index have been provided in accordance with the requirements of Form N-1A of the 1940 Act. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
20%
10%
0%
17.99%
2023

The Fund’s highest quarterly return was 10.94% (quarter ended June 30, 2023) and the Fund’s lowest quarterly return was (4.01)% (quarter ended September 30, 2023).

Average Annual Total Return as of December 31, 2023
Innovator Hedged TSLA Strategy ETF	1 Year	Since Inception (07/25/2022)
Return Before Taxes	17.99%	4.73%
Return After Taxes on Distributions	16.31%	3.44%
Return After Taxes on Distributions and Sale of Fund Shares	10.66%	3.07%
NASDAQ-100 Total Return Index (reflects no deduction for fees, expenses or taxes)	55.13%	25.31%
NASDAQ-100 Price Return Index (reflects no deduction for fees, expenses or taxes)	53.81%	24.19%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•    Robert T. Cummings – Principal, Senior Director, Head of Portfolio Management at Milliman

•    Yin Bhuyan – ETF Portfolio Manager at Milliman

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund and have served in such capacity since the Fund’s inception in July 2022.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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